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                                                                    EXHIBIT 10.2

     Pursuant to Instruction 2 to Item 601 of Regulation S-K, this exhibit is not being filed because it is substantially identical to Exhibit 10.1. The differences are as follows:

Tenant:                  Snukal and B.I.A. Corporation
Premises:                515 North LaBrea Avenue, Los Angeles, CA
Facility:                166 bed residential care home
Min. Monthly Rent:       First     Aug. 1, 1988 to Dec.31, 1990       $20,735
                                   Jan. 1, 1991 to Jan.31, 1991       $18,000
                         Second:   Feb. 1, 1991 to July 31, 1993      $18,600
                         Third:    Aug. 1, 1993 to Jan 31, 1996       $19,400
                         Fourth:   Feb. 1, 1996 to July 31, 1998      $20,400